UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2011
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     In connection with the previously announced rights offering (the “Rights Offering”) by BlueLinx Holdings Inc. (the “Company”), on June 16, 2011, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Stadium Capital Management, LLC (“Stadium”), pursuant to which the Company has agreed to file a “resale” registration statement (the “Resale Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) covering all shares of common stock issued to Stadium in connection with its exercise of rights in the Rights Offering (including any shares issued in connection with the exercise of the over-subscription privilege). The obligation to file the Resale Registration Statement is conditioned upon Stadium exercising in full its pro rata basic subscription right in the Rights Offering.
     The Company has agreed to file the Resale Registration Statement within ten trading days after the closing date of the Rights Offering (the “Filing Date”) and has agreed to use its reasonable best efforts to have the Resale Registration Statement declared effective within 60 days of the closing of the Rights Offering (the “Effectiveness Deadline”). The Company is obligated to pay Stadium a fee of 4% of the aggregate purchase price paid by Stadium in connection with the exercise of rights in the Rights Offering (the “Stadium Investment”), payable in cash, if (i) the Resale Registration Statement is not declared effective by the Effectiveness Deadline, (ii) if the Resale Registration Statement ceases for any reason to remain continuously effective or Stadium is not otherwise permitted to utilize the prospectus therein for more than 10 consecutive trading days or more than an aggregate of 20 trading days during any 12-month period, or (iii) the Company shall fail for any reason to satisfy the current public information requirement under Rule 144 promulgated by the SEC pursuant to the Securities Act of 1933, as amended (collectively, the “Registration Defaults”). The Company is also obligated to pay Stadium an additional fee of 2% of the Stadium Investment, payable in cash, for every month in which any of the above Registration Defaults continues, up to a maximum of 18% of the Stadium Investment.
     The foregoing description of the Registration Rights Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, attached hereto as Exhibit 4.1 and incorporated herein by reference.
     This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any offer or sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus, when available, which is a part of such registration statement. A copy of the prospectus may be obtained from the information agent, Eagle Rock Proxy Advisors, LLC at (855) 612-6975.
Forward-looking Statements
     This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the completion of the rights offering. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by the Company to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the Company’s control that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: completion of the proposed rights offering, including satisfaction of the conditions to the backstop commitment; changes in the supply and/or demand for products that it distributes, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital, including the availability of residential mortgages; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described under “Risk Factors” in the Company’s preliminary prospectus included as part of the Registration Statement on Form S-1 filed by the Company in connection with the Rights Offering and in its periodic reports filed with the Securities and Exchange Commission from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, changes in expectation or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
4.1	Registration Rights Agreement, dated as of June 16, 2011, between BlueLinx Holdings Inc. and Stadium Capital Management, LLC

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.
By:	/s/ Sara E. Epstein
Sara E. Epstein
Secretary
Dated: June 20, 2011